UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
November 5, 2026
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2026, the Board of Directors of The PNC Financial Services Group, Inc. (the “Corporation”) appointed Alexander E. C. Overstrom, currently Executive Vice President and Head of Retail Banking of the Corporation, to be the Corporation’s Executive Vice President and Chief Financial Officer, effective March 1, 2027. Mr. Overstrom will succeed Robert Q. Reilly, who has accepted the position of Executive Vice Chairman, effective as of the same date.

Mr. Overstrom, 42, joined the Corporation in 2014 and assumed his current position in July 2022. Prior to his current role, he held numerous management roles, including Head of Small Business, Deputy Head of Retail Banking, Head of Merchant Services and Chief Operating Officer of Corporate & Institutional Banking and Asset Management. Prior to joining the Corporation, he worked in strategy and investment banking at Goldman Sachs.

Mr. Overstrom has not been involved in any transactions with the Corporation that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Overstrom and any other person pursuant to which he was selected as Chief Financial Officer. There are also no family relationships between Mr. Overstrom and any other director or executive officer of the Corporation.

Item 7.01. Regulation FD Disclosure.

A copy of the related press release issued by the Corporation announcing the leadership changes described above is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

99.1	Press Release dated November 5, 2026	Furnished herewith
104	The cover page of this Current Report on Form 8-K, formatted as an inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	November 5, 2026	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller